SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 23, 2007

priceline.com Incorporated
(Exact name of registrant as specified in its charter)

Delaware	0-25581	06-1528493
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

800 Connecticut Avenue, Norwalk, Connecticut	06854
(Address of principal office)	(zip code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.                                          Regulation FD Disclosure

On May 23, 2007, at approximately 8:45 a.m. (Pacific Time), Jeffery H. Boyd, priceline.com Incorporated’s President and Chief Executive Officer, will be presenting at the Goldman Sachs Eighth Annual Internet Conference to be held at The Bellagio in Las Vegas, Nevada. Mr. Boyd’s presentation is attached as Exhibit 99.1 to this Current Report on Form 8-K. Attached as Exhibit 99.2 is a reconciliation of pro forma information included in Mr. Boyd’s presentation to priceline.com’s financial results under GAAP. A copy of a press release issued by priceline.com on May 23, 2007 is attached as Exhibit 99.2 and contains, among other things, updated 2007 financial guidance.

The information in the attached presentation and press release contains forward-looking statements relating to priceline.com’s performance during 2007. Readers are cautioned not to place undue reliance on forward-looking statements. All forward-looking statements are based upon information available to priceline.com on the date this report was submitted. Priceline.com undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. A more thorough discussion of certain factors which may affect priceline.com’s operating results is included in priceline.com’s recent filings with the Securities and Exchange Commission, including priceline.com’s Annual Report on Form 10-K for the twelve months ended December 31, 2006 and priceline.com’s Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission on May 10, 2007.

The information in this Item 7.01 (including Exhibits 99.1, 99.2 and 99.3 hereto) shall not be treated as “filed” for purposes of the Securities Exchange Act of 1934, as amended.

Item 9.01.                        Exhibits

(c) Exhibits

99.1	Presentation at the Goldman Sachs Eighth Annual Internet Conference held in Las Vegas, Nevada.

99.2	Reconciliation of pro forma information included in Mr. Boyd’s presentation to financial results under GAAP.

99.3	Press release issued by priceline.com Incorporated on May 23, 2007 which includes, among other things, updated 2007 financial guidance.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRICELINE.COM INCORPORATED

By:	/s/ Jeffery H. Boyd
Name: Jeffery H. Boyd
Title: President and Chief Executive Officer

Date:  May 23, 2007

EXHIBIT INDEX

Exhibit No.	Description

99.1	Presentation at the Goldman Sachs Eighth Annual Internet Conference held in Las Vegas, Nevada.

99.2	Reconciliation of pro forma information included in Mr. Boyd’s presentation to financial results under GAAP.

99.3	Press release issued by priceline.com Incorporated on May 23, 2007 which includes, among other things, updated 2007 financial guidance.